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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 1, 2006
                                                  --------------


                                   WEB2 CORP.
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             (Exact name of registrant as specified in its Charter)


           Delaware                   0-29462                     13-4127624
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)                File No.)              Identification No.)



100 West Lucerne Circle, Suite 600, Orlando, Florida                32801
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     (Address of principal executive offices)                     (Zip Code)


                                 (407) 540-0452
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              (Registrant's telephone number, including area code)


                              110 Media Group, Inc.
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         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))


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Item 8.01    Other Events

      Effective July 26, 2006, the company's name was changed to Web2 Corp. Effective July 31, 2006, the company's symbol for listing on the Over the Counter bulletin board was changed to WBTO.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        110 MEDIA GROUP, INC.
                                        (Registrant)


Date:   August 1, 2006              By: /s/ Darren Cioffi
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                                            Darren Cioffi,
                                            Chief Financial Officer


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